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                           SEI OPPORTUNITY FUND, L.P.


             Supplement dated January 3, 2006 to the Prospectus and Statement of Additional Information, each dated September 30, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND SAI.

On December 6, 2005, the Board of Directors of SEI Opportunity Fund, L.P. (the "Fund") and the SEI Opportunity Master Fund, L.P. (the "Master Fund") approved the termination of Pacific Alternative Asset Management Company, LLC (the "Sub-Adviser") as the investment sub-adviser to the Fund and Master Fund. Accordingly, all references to the Sub-Adviser in the Prospectus and SAI are hereby deleted.

As of December 31, 2005, SEI Investments Management Corporation, the investment adviser to the Fund and Master Fund, is responsible for the day-to-day investment management of all of the Fund's and Master Fund's assets, under the supervision of the Board of Directors of the Fund and Master Fund.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE